Exhibit 10.32

AMENDMENT NO. 1 TO

THE PROVIDENCE SERVICE CORPORATION

NON-QUALIFIED STOCK OPTION AGREEMENT

May 1, 2018

This Amendment No. 1 (this “Amendment”) amends the letter agreement (the “Agreement”) by and between The Providence Service Corporation, a Delaware corporation (the “Company”), and R. Carter Pate (the “Optionee”) dated as of April 9, 2018 and executed by the Optionee on April 11, 2018. Capitalized terms used and not defined herein shall have the meanings ascribed in such terms in the Agreement.

WHEREAS, the Optionee desires that an equity incentive pool (the “Pool”) be established by the Company to reward, in a manner to be determined, the performance of certain employees reporting directly and/or indirectly to the Optionee, and the Company has determined to establish the Pool; and

WHEREAS, in consideration therefor, the Optionee and the Company wish to modify the Agreement as set forth in this Amendment to provide that the number of shares of common stock subject to the option granted under the Agreement be reduced and the value used to fund the Pool, in a manner to be determined;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     Shares Subject to Option. The number of shares of Common Stock subject to the option granted under the Agreement is hereby reduced by 98,500 (i.e., from 394,000 to 295,500).

2.     No Other Amendments or Supplements to the Agreement. On and after the date hereof, (i) each reference in the Agreement to “this Agreement”, “herein”, “hereof”, “hereunder” or words of similar import and (ii) each reference to the “Option Agreement” in the vesting conditions applicable to the options described in the Agreement shall mean and be a reference to the Agreement as amended and supplemented hereby. Any reference in the Agreement to “the date hereof” or similar words of similar import shall continue to refer to April 9, 2018 and, except as otherwise expressly provided herein, all other terms and conditions of the Agreement shall remain unchanged and continue in full force and effect.

3.     Other Terms. The choice of law provisions of the Agreement shall apply mutatis mutandis to this Amendment, and to the Agreement as modified by this Amendment, taken together as a single agreement, reflecting the terms therein as modified hereby.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed on its behalf as of the day and year first above written.

THE PROVIDENCE SERVICE CORPORATION

By:	/s/ Rich Kerley
Name: Rich Kerley
Title: Director

OPTIONEE

/s/R. Carter Pate
R. Carter Pate

[Signature Page to Amendment No. 1 to the Non-Qualified Stock Option Agreement]